                                                                    EXHIBIT 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                                                       CASE NUMBER: 01-14633-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                      For the Month Ending: April 30, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                                       $ 24,308,684.09

RECEIPTS:
     1. Receipts from Operations
     2. Other Receipts                                                                  $    287,690.04
        Other receipts (Received on behalf of Affiliates)                               $  1,612,741.88
                                                                                    --------------------

TOTAL RECEIPTS                                                                          $  1,900,431.92

DISBURSEMENTS
     3. Net Payroll
        a. Officers                                                                     $     36,711.61
        b. Others                                                                       $     41,709.03
     4. Taxes
        a. Federal Income Taxes                                                         $     21,869.85
        b. FICA Withholdings                                                            $      5,871.93
        c. Employee's withholdings                                                      $        153.94
        d. Employer's FICA                                                              $      5,871.93
        e. Federal Unemployment Taxes                                                   $          8.59
        f. State Income Tax                                                             $      4,980.95
        g. State Employee withholdings                                                  $        141.19
        h. All other state taxes                                                        $         38.97

     5. Necessary Expenses
        a. Rent or mortgage payment(s)                                                  $           -
        b. Utilities                                                                    $      6,973.49
        c. Insurance                                                                    $      6,977.20
        d. Merchandise bought for manufacture or sell                                   $           -
        e. Other necessary expenses
            Professional and Bankruptcy Court Related Fees and Expenses                 $  1,344,361.17
            Employee Expenses                                                           $     13,680.77
            Office Supplies & Expenses                                                  $      7,885.68
            Other                                                                       $     37,044.53
                                                                                    --------------------

TOTAL DISBURSEMENTS                                                                     $  1,534,280.83
Add:  Disbursements made on behalf of Parent or Affiliates                              $     47,550.14
                                                                                    --------------------
ADJUSTED TOTAL DISBURSEMENTS                                                            $  1,581,830.97

                                                                                    --------------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                     $    318,600.95

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access Telecom Group                          $           -
NET INTERCOMPANY SWEEPS/TRANSFERS - Facilicom International, L.L.C.
NET INTERCOMPANY SWEEPS/TRANSFERS - WA Telecom Products Co., Inc.                       $           -
NET INTERCOMPANY SWEEPS/TRANSFERS - WorldXchange

                                                                                    --------------------
NET INTERCOMPANY SWEEPS/TRANSFERS - CURRENT PERIOD                                      $           -
                                                                                    --------------------

ENDING BALANCE IN Bank of America - Master  03751046297                                 $    520,526.93
ENDING BALANCE IN Bank of America - Disbursement  03299976144                           $   (210,010.33)
ENDING BALANCE IN Bank of America - Payroll  03299944407                                $     11,819.53
ENDING BALANCE IN Bank of America - Payroll Taxes  03751301149                          $     29,023.91
ENDING BALANCE IN Bank of America - Money Market  851018                                $ 17,796,582.20
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                               $  5,140,976.86
ENDING BALANCE IN Bank of America - Restricted Cash                                     $  1,333,333.95
ENDING BALANCE IN Wells Fargo - Restricted Cash  699-3295970                            $         41.99
ENDING BALANCE IN Chase Manhattan Bank - FISC  719-1-362214                             $      4,990.00

                                                                                    --------------------
ENDING BALANCE IN ALL ACCOUNTS                                                          $ 24,627,285.04
                                                                                    ====================

                            OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                                                              CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: April 30, 2002

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297

   DATE RECEIVED                             DESCRIPTION                                AMOUNT
   -------------                             -----------                                ------
       4/1/02        Verso Technologies - Installment on Note                          $ 1,500,000.00
       4/1/02        Linda Jacobsen                                                    $       493.84
       4/1/02        Gerald Ricks                                                      $     5,000.00
       4/1/02        Prudential Financial                                              $       284.40
       4/2/02        World Access Charitable Trust (CRAT)                              $   278,135.30
      4/16/02        J. Smith Lanier                                                   $        38.00
      4/16/02        Linda Jacobsen                                                    $       493.84
      4/16/02        Daniel Menken                                                     $       664.14
      4/16/02        Gloria Mejorade                                                   $       223.07
      4/30/02        Verizon Logistics                                                 $   107,741.88
                                                                                  --------------------
                                                                            Total      $ 1,893,074.47

Less:  Receipts from or on behalf of Parent or Affiliates

WA Telecom Products Co., Inc.
       4/1/02        Verso Technologies - Installment on Note                          $ 1,500,000.00
       4/1/02        Gerald Ricks                                                      $     5,000.00
      4/30/02        Verizon Logistics                                                 $   107,741.88
                                                                                  --------------------
                                                                                         1,612,741.88

                                                                                  --------------------
                                                              Total WAXS Receipts          280,332.59
                                                                                  ====================

                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                                                     CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: April 30, 2002

Bank:  Wells Fargo
Location:  Minneapolis, MN
Account Name:  Restricted Cash
Account Number:  699-3295970

   DATE RECEIVED                             DESCRIPTION                                AMOUNT
   -------------                             -----------                                ------
      4/30/02        Interest Received                                                         $ 0.01
                                                                                  --------------------
                                                              Total WAXS Receipts              $ 0.01
                                                                                  ====================

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                                                     CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: April 30, 2002

Bank:  Bank of America (Nations Funds)
Location:  Charlotte, NC
Account Name:  Money Market
Account Number:  851018

   DATE RECEIVED                             DESCRIPTION                                AMOUNT
   -------------                             -----------                                ------
                     Interest Received - Strat Cash Fund                                          $ -

                                                                                  --------------------
                                                              Total WAXS Receipts                 $ -
                                                                                  ====================


***Due to a change in the disbursement date of monthly interest dividends by NationsFunds from the last business day of the month to the first, there was no interest dividend on the Strat Cash Fund for the month of April. The dividend was instead received into the account on May 1, 2002 and will henceforth be reflected on the May 2002 Operating Report.


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                                                     CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                      For the Month Ending: April 30, 2002

Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-19648

   DATE RECEIVED                             DESCRIPTION                                AMOUNT
   -------------                             -----------                                ------
      4/23/02        Interest Received                                                     $ 7,357.44
                                                                                  --------------------
                                                              Total WAXS Receipts          $ 7,357.44
                                                                                  ====================


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                                                     CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: April 30, 2002

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297

      DATE DISBURSED                             DESCRIPTION                            AMOUNT
      --------------                             -----------                            ------
          4/3/02            Bank Fee                                                          $ 30.00
          4/5/02            American Express Tax & Business Services                     $ 343,252.67
          4/11/02           Merrill Lynch                                                    $ 153.94

                                                                                  --------------------
                                                         Total WAXS Disbursements        $ 343,436.61
                                                                                  ====================

                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                                                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: April 30, 2002

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144

   DATE DISBURSED       CHECK NUMBER                      DESCRIPTION                        AMOUNT
   --------------       ------------                      -----------                        ------
       4/1/02            VOID 34768      Office Depot                                        $    (213.79)
       4/1/02            VOID 35444      NYS Sales Tax Processing Unit                       $    (335.12)
       4/1/02            VOID 35447      Oklahoma High Cost Fund                             $  (7,676.00)
       4/1/02            VOID 35622      Indiana Workforce Development                       $    (288.00)
       4/5/02               35629        ADP Investor Communications                         $   7,880.50
       4/5/02               35630        APTO Solutions                                      $   1,300.73
       4/5/02               35631        Central Parking Systems                             $     440.00
       4/5/02               35632        Debra Dawn                                          $   3,706.00
       4/5/02               35633        Stuart C. Gilson                                    $  20,000.00
       4/5/02               35634        Jay Alix & Associates                               $   9,102.23
       4/5/02               35635        MCI Worldcom                                        $     508.51
       4/5/02               35636        Michael Mies                                        $     597.50
       4/5/02               35637        North Atlanta Realty                                $  29,137.76
       4/5/02               35638        Nextel Communications                               $     526.69
       4/5/02               35639        Poorman-Douglas                                     $  51,398.72
       4/5/02               35640        PriceWaterhouseCoopers                              $  14,881.92
       4/5/02               35641        Prudential Securites                                $     111.80
       4/5/02               35642        Kamran Saeed                                        $     450.00
       4/5/02               35643        Mark Warner                                         $   5,000.00
       4/5/02               35644        Winstead Sechrest & Minick                          $  16,407.96
       4/5/02               35645        Pacific Bell                                        $     338.76
      4/12/02               35646        Copytec, Inc.                                       $     917.83
      4/12/02               35647        Debra Dawn                                          $   1,892.95
      4/12/02               35648        Federal Express                                     $     946.70
      4/12/02               35649        GE Capital                                          $     575.72
      4/12/02               35650        Katten Muchin Zavis Roseman                         $ 337,251.47
      4/12/02               35651        Lamberth, Bonapfel, Cifelli & Stokes                $  12,377.28
      4/12/02               35652        Liberty Mutual                                      $   2,639.00
      4/12/02               35653        McKenna, Long & Aldridge                            $  63,611.49
      4/12/02               35654        MCI Worldcom                                        $   3,087.77
      4/12/02               35655        MCI Worldcom                                        $     149.36
      4/12/02               35656        Metropolitan Life Insurance                         $   3,337.02
      4/12/02               35657        Michael Mies                                        $     882.69
      4/12/02               35658        Kamran Saeed                                        $     450.00
      4/12/02               35659        State Compensation Insurance                        $   1,001.18
      4/12/02               35660        U.S. Trustee                                        $   2,500.00
      4/12/02               35661        Velocity Express                                    $       6.66
      4/12/02               35662        Pacific Bell                                        $     336.44
      4/12/02               35664        San Diego Gas & Electric                            $     323.85
      4/19/02               35665        Apollo Consulting                                   $   2,000.00
      4/19/02               35666        Cadwalader, Wickersham & Taft                       $ 219,001.00


                            OPERATING REPORT Page 7

                    IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME: World Access, Inc.                       CASE NUMBER: 01-14633-SPS

                             DISBURSEMENT LISTING

                     For the Month Ending: April 30, 2002

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144


     DATE DISBURSED          CHECK NUMBER                   DESCRIPTION                                         AMOUNT
     --------------          ------------                   -----------                                         ------
        4/19/02                 35667         Debra Dawn                                                 $          3,681.28
        4/19/02                 35668         Federal Express                                            $            674.05
        4/19/02                 35669         Judco Management                                           $          8,625.00
        4/19/02                 35670         Legalink Chicago                                           $          6,023.90
        4/19/02                 35671         MCI Worldcom                                               $            508.51
        4/19/02                 35672         Nextel Communications                                      $            723.23
        4/19/02                 35673         Nowalsky, Bronston & Gothard                               $          3,003.05
        4/19/02                 35674         Kamran Saeed                                               $            450.00
        4/19/02                 35675         SK Advertising                                             $         13,333.05
        4/19/02                 35676         Mark Warner                                                $          5,000.00
        4/19/02                 35678         Ernst & Young LLP                                          $        108,576.00
        4/25/02                 35679         Vanguard Archives                                          $            641.48
        4/25/02                 35680         American Express                                           $        121,035.28
        4/25/02                 35681         Ascom Hasler Leasing                                       $            173.34
        4/25/02                 35682         BellSouth                                                  $            470.37
        4/25/02                 35683         Coleman Technologies                                       $             50.00
        4/25/02                 35684         Continental Stock Transfer & Trust                         $          1,635.46
        4/25/02                 35685         Debra Dawn                                                 $          2,575.88
        4/25/02                 35686         Federal Express                                            $            842.06
        4/25/02                 35687         H. Peter Gant                                              $            192.47
        4/25/02                 35688         Latham & Watkins                                           $         30,127.60
        4/25/02                 35689         Kamran Saeed                                               $            450.00
        4/25/02                 35690         Systems Union                                              $          3,580.00
        4/25/02                 35691         Sean Moore                                                 $          1,525.00
                                                                                                        ---------------------
                                                                                                   Total $      1,120,461.59

Less:  Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.
         4/5/02                 35637         North Atlanta Realty                                       $         29,137.76
        4/12/02                 35649         GE Capital                                                 $            575.72
        4/25/02                 35681         Ascom Hasler Leasing                                       $            173.34

Facilicom
        4/19/02                 35669         Judco Management                                           $          8,625.00

World Access Telecommunication Group, Inc.
         4/5/02                 35644         Winstead Sechrest & Minick                                 $         16,407.96
        4/25/02                 35679         Vanguard Archives                                          $            641.48


                           OPERATING REPORT Page 7                  Page 2 of 3

                    IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME: World Access, Inc.                       CASE NUMBER: 01-14633-SPS

                             DISBURSEMENT LISTING

                     For the Month Ending: April 30, 2002

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144


     DATE DISBURSED          CHECK NUMBER                   DESCRIPTION                                         AMOUNT
     --------------          ------------                   -----------                                         ------
WorldxChange
         4/1/02               VOID 35444      NYS Sales Tax Processing Unit                              $           (335.12)
         4/1/02               VOID 35447      Oklahoma High Cost Fund                                    $         (7,676.00)

                                                                                                        ---------------------
                                                                                Total Affiliate Payments $         47,550.14

                                                                                                        ---------------------
                                                                                Total WAXS Disbursements $      1,072,911.45
                                                                                                        =====================

                           OPERATING REPORT Page 7                  Page 3 of 3

                    IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME: World Access, Inc.                       CASE NUMBER: 01-14633-SPS

                             DISBURSEMENT LISTING

                     For the Month Ending: April 30, 2002

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Payroll Account
Account Number:  03299944407

     DATE DISBURSED           CHECK NUMBER       DESCRIPTION                                     AMOUNT
     --------------           ------------       -----------                                     ------
         4/11/02                Multiple       Payroll Checks                            $           40,488.65
         4/25/02                Multiple       Payroll Checks                            $           37,931.99
                                                                                         -----------------------
                                                                Total WAXS Disbursements $           78,420.64
                                                                                         =======================

                           OPERATING REPORT Page 8

                    IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME: World Access, Inc.                      CASE NUMBER: 01-14633-SPS

                             DISBURSEMENT LISTING

                     For the Month Ending: April 30, 2002

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Payroll Account
Account Number:  0751301149


       DATE DISBURSED                        DESCRIPTION                                           AMOUNT
       --------------                        -----------                                           ------
           4/10/02           ADP - Payroll Tax Withholdings                               $           20,246.22
           4/24/02           ADP - Payroll Tax Withholdings                               $           18,537.19
           4/26/02           ADP - Payroll Processing Fees                                $              718.72
                                                                                         -----------------------
                                                                 Total WAXS Disbursements $           39,502.13
                                                                                         =======================

                           OPERATING REPORT Page 9

                    IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME: World Access, Inc.                       CASE NUMBER: 01-14633-SPS

                            DISBURSEMENTS LISTING

                     For the Month Ending: April 30, 2002

Bank:  Wells Fargo
Location:  Minneapolis, MN
Account Name:  Restricted Cash
Account Number:  699-3295970

       DATE RECEIVED                       DESCRIPTION                                     AMOUNT
       -------------                       -----------                                     ------
          4/30/02           Bank Fee                                             $                  10.00
                                                                                ---------------------------
                                                        Total WAXS Disbursements $                  10.00
                                                                                ===========================


                           OPERATING REPORT Page 10

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS


                     For the Month Ending: April 30, 2002

STATEMENT OF INVENTORY
----------------------

  Beginning Inventory                        $                -
  Add: purchases                             $                -
  Less: goods sold                           $                -
                                            -------------------------
  Ending inventory                           $                -
                                            =========================

PAYROLL INFORMATION STATEMENT
-----------------------------

  Gross payroll for this period              $       117,357.99
  Payroll taxes due but unpaid               $                -

             STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                                DATE REGULAR         AMOUNT OF           NUMBER OF             AMOUNT OF
                     NAME OF CREDITOR/LESSOR   PAYMENT IS DUE    REGULAR PAYMENT    PAYMENTS DELINQUENT   PAYMENTS DELINQUENT
                     -----------------------   --------------    ----------------   --------------------  -------------------
Xerox Corporation                                 Monthly        $       1,247.84                    10   $         12,478.40







                           OPERATING REPORT Page 11

                    IN THE UNITED STATES BANKRUPTCY COURT
                    FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                     For the Month Ending: April 30, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                             3RD PARTY         INTERCOMPANY            TOTAL
                                                    -------------------------------------------------------------------
  Beginning of month balance                         $                  -        $12,534,503.01      $12,534,503.01
  Add: sales on account                              $                  -        $            -                   -
          expenses paid for affiliate                $                  -        $    47,550.14      $    47,550.14
          cash advanced to affiliate                 $                  -        $            -                   -
  Less: collections                                  $                  -        $            -                   -
                                                    -------------------------------------------------------------------
  End of month balance                               $                  -        $12,582,053.15      $12,582,053.15
                                                    ===================================================================

   0-30 Days               31-60 Days       61-90 Days     Over 90 Days   End of Month Total
   ---------               ----------       ----------     ------------   ------------------
 $        -           $             -    $           -  $             -   $             -



STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                3RD PARTY         INTERCOMPANY           TOTAL
                                                    -------------------------------------------------------------------
  Beginning of month balance                         $       2,864,050.55        $16,580,549.32      $19,444,599.87
  Add: sales on account                              $       1,969,745.60        $            -      $ 1,969,745.60
          Cash received on behalf of Affiliate       $                  -        $ 1,612,741.88      $ 1,612,741.88
          Cash received from Affiliate               $                  -        $            -                   -
  Less: payments                                     $      (1,534,280.83)       $            -      $(1,534,280.83)
                                                    -------------------------------------------------------------------
  End of month balance                               $       3,299,515.32        $18,193,291.20      $21,492,806.52
                                                    ===================================================================

       0-30 Days           31-60 Days       61-90 Days     Over 90 Days     End of Month Total
       ---------           ----------       ----------     ------------     ------------------
 $  1,707,551.02      $    286,176.52    $  153,432.48  $  1,152,355.30     $  3,299,515.32



                           OPERATING REPORT Page 12

                    IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS


                     For the Month Ending: April 30, 2002


                              TAX QUESTIONNAIRE

       Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.


1. Federal income taxes                 Yes (X)              No ( )

2. FICA withholdings                    Yes (X)              No ( )

3. Employee's withholdings              Yes (X)              No ( )

4. Employer's FICA                      Yes (X)              No ( )

5. Federal unemployment taxes           Yes (X)              No ( )

6. State income tax                     Yes (X)              No ( )

7. State employee withholdings          Yes (X)              No ( )

8. All other state taxes                See Note Below

     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                           OPERATING REPORT Page 13

                    IN THE UNITED STATES BANKRUPTCY COURT
                    FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION



                     DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                     -----------------------------------------
                                     For the Debtor In Possession

                                     Henry C. Lyon
                                     Designated Officer

                           OPERATING REPORT Page 14

                    IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS


               SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                     For the Month Ending: May 31, 2002


BEGINNING BALANCE IN ALL ACCOUNTS                                             $           24,627,285.04

RECEIPTS:
  1. Receipts from Operations
  2. Other Receipts                                                           $               89,061.46
   Other receipts (Received on behalf of Affiliates)                          $               86,128.79
                                                                             ---------------------------

TOTAL RECEIPTS                                                                $              175,190.25

DISBURSEMENTS
  3. Net Payroll
   a. Officers                                                                $               37,397.75
   b. Others                                                                  $               43,820.25
  4. Taxes
   a. Federal Income Taxes                                                    $               22,376.65
   b. FICA Withholdings                                                       $                5,129.88
   c. Employee's withholdings                                                 $                  153.94
   d. Employer's FICA                                                         $                5,129.87
   e. Federal Unemployment Taxes                                              $                    9.98
   f. State Income Tax                                                        $                5,036.95
   g. State Employee withholdings                                             $                  142.78
   h. All other state taxes                                                   $                  376.70

  5. Necessary Expenses
   a. Rent or mortgage payment(s)                                             $               10,938.00
   b. Utilities                                                               $               17,679.31
   c. Insurance                                                               $               11,038.59
   d. Merchandise bought for manufacture or sell                              $                       -
   e. Other necessary expenses
       Professional and Bankruptcy Court Related Fees and Expenses            $            1,181,343.36
       Employee Expenses                                                      $               26,350.57
       Office Supplies & Expenses                                             $                6,676.98
       Other                                                                  $               29,320.09
                                                                             ---------------------------

TOTAL DISBURSEMENTS                                                           $            1,402,921.85
Add:  Disbursements made on behalf of Parent or Affiliates                    $               80,304.42
                                                                             ---------------------------
ADJUSTED TOTAL DISBURSEMENTS                                                  $            1,483,226.27

                                                                             ---------------------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                           $           (1,308,036.02)

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access Telecom Group                $                       -
NET INTERCOMPANY SWEEPS/TRANSFERS - Facilicom International, L.L.C.
NET INTERCOMPANY SWEEPS/TRANSFERS - WA Telecom Products Co., Inc.             $                       -
NET INTERCOMPANY SWEEPS/TRANSFERS - WorldXchange

                                                                             ---------------------------
NET INTERCOMPANY SWEEPS/TRANSFERS - CURRENT PERIOD                            $                       -
                                                                             ---------------------------

ENDING BALANCE IN Bank of America - Master  03751046297                       $              622,527.93
ENDING BALANCE IN Bank of America - Disbursement  03299976144                 $             (151,097.17)
ENDING BALANCE IN Bank of America - Payroll  03299944407                      $               20,601.53
ENDING BALANCE IN Bank of America - Payroll Taxes  03751301149                $               14,851.70
ENDING BALANCE IN Bank of America - Money Market  851018                      $           16,325,954.27
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                     $            5,148,054.82
ENDING BALANCE IN Bank of America - Restricted Cash                           $            1,333,333.95
ENDING BALANCE IN Wells Fargo - Restricted Cash  699-3295970                  $                   31.99
ENDING BALANCE IN Chase Manhattan Bank - FISC  719-1-362214                   $                4,990.00

                                                                             ---------------------------
ENDING BALANCE IN ALL ACCOUNTS                                                $           23,319,249.02
                                                                             ===========================

                           OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: May 31, 2002

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297

             DATE RECEIVED                                     DESCRIPTION                              AMOUNT
             -------------                                     -----------                          -------------
               05/03/02                Primetec Int'l (Reimbursement)                              $     50,000.00
                5/30/02                Gerald Ricks                                                $      5,000.00
                5/30/02                Linda Jacobsen                                              $        493.84
                5/30/02                IDS Telecom                                                 $     12,000.00
                5/30/02                Prudential Securities                                       $         67.33
                5/30/02                Daniel Menken                                               $        664.14
                5/30/02                State of Calif. - EE Development                            $         27.98
                5/30/02                Gloria Mejorado                                             $        223.07
                5/30/02                Megan Hibbeler                                              $        223.07
                5/30/02                Megan Hibbeler                                              $        446.14
                5/30/02                State of Texas                                              $      1,665.97
                5/30/02                State of Florida                                            $      2,112.93
                5/30/02                Bank of America                                             $         45.63
                5/30/02                Net One Telecommunications                                  $      1,700.00
                5/30/02                Linda Jacobsen                                              $        493.84
                5/30/02                Gerald Ricks                                                $      5,000.00
                5/30/02                Steel City Telecom                                          $      2,333.33
                5/30/02                Net One Telecommunications                                  $      1,700.00
                5/30/02                Apto Solutions                                              $     15,650.00
                5/30/02                Net-Telco                                                   $        500.00
                5/30/02                New Global Telecom                                          $      4,431.00
                5/30/02                Capsule Communications                                      $     33,961.95
                                                                                                  ----------------
                                                                                             Total $    138,740.22

Less:  Receipts from or on behalf of Parent or Affiliates

WA Telecom Products Co., Inc.
                5/30/02                Gerald Ricks                                                $      5,000.00
                5/30/02                Gerald Ricks                                                $      5,000.00
Facilicom
                5/30/02                IDS Telecom                                                 $     12,000.00
                5/30/02                Net One Telecommunications                                  $      1,700.00
                5/30/02                Net One Telecommunications                                  $      1,700.00
                5/30/02                Apto Solutions                                              $     15,650.00
                5/30/02                Net-Telco                                                   $        500.00
                5/30/02                Capsule Communications                                      $     33,961.95
World Access Telecommunication Group, Inc.
                5/30/02                Steel City Telecom                                          $      2,333.33
                5/30/02                New Global Telecom                                          $      4,431.00
WorldxChange
                5/30/02                State of Calif. - EE Development                            $         27.98
                5/30/02                State of Texas                                              $      1,665.97
                5/30/02                State of Florida                                            $      2,112.93
                5/30/02                Bank of America                                             $         45.63
                                                                                                  ----------------
                                                                          Total Affiliate Receipts $     86,128.79

                                                                                                  ----------------
                                                                               Total WAXS Receipts $     52,611.43
                                                                                                  ================



                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: May 31, 2002

Bank:  Wells Fargo
Location:  Minneapolis, MN
Account Name:  Restricted Cash
Account Number:  699-3295970

              DATE RECEIVED                                 DESCRIPTION                        AMOUNT
              -------------                                 -----------                        ------
                 05/31/02                 Interest Received                               $            -
                                                                                         -----------------
                                                                      Total WAXS Receipts $            -
                                                                                         =================


*No interest earned this period.



                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: May 31, 2002

Bank:  Bank of America (Nations Funds)
Location:  Charlotte, NC
Account Name:  Money Market
Account Number:  851018

          DATE RECEIVED                                      DESCRIPTION                                  AMOUNT
          -------------                                      -----------                                  ------
             05/01/02             Interest Received - Strat Cash Fund                                $     29,372.07

                                                                                                    -----------------
                                                                                 Total WAXS Receipts $     29,372.07
                                                                                                    =================



                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: May 31, 2002

Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-19648

              DATE RECEIVED                                DESCRIPTION                         AMOUNT
              -------------                                -----------                         ------
                05/29/02                 Interest Received                               $        7,077.96
                                                                                        --------------------
                                                                     Total WAXS Receipts $        7,077.96
                                                                                        ====================

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: May 31, 2002



Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297


              DATE DISBURSED                                    DESCRIPTION                                            AMOUNT
              --------------                                    -----------                                            ------
                 05/03/02                 Wire Fee                                                                 $       20.00
                 05/03/02                 Bank Fee                                                                 $       30.00
                 05/03/02                 Wire - American Express Tax & Business Svcs                              $  121,035.28
                 05/06/02                 Merrilly Lynch - 401k Loan W/H                                           $      153.94
                 05/14/02                 CMRS/Ascom                                                               $      500.00
                                                                                                                  --------------
                                                                                          Total WAXS Disbursements $  121,739.22
                                                                                                                  ==============


                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: May 31, 2002

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144

         DATE DISBURSED          CHECK NUMBER                           DESCRIPTION                                   AMOUNT
         --------------          ------------                           -----------                                   ------
            05/01/02              VOID 35680          American Express Tax & Business Svcs                        $  (121,035.28)
            05/03/02                 35692            Apollo Consulting                                           $     2,000.00
            05/03/02                 35693            BellSouth                                                   $     2,192.35
            05/03/02                 35694            CNA Insurance                                               $     4,302.00
            05/03/02                 35696            Federal Express                                             $       803.87
            05/03/02                 35697            Stuart C. Gilson                                            $    14,087.50
            05/03/02                 35698            MCI Worldcom                                                $        37.97
            05/03/02                 35699            MCI Worldcom                                                $     3,353.41
            05/03/02                 35700            North Atlanta Realty                                        $    29,137.76
            05/03/02                 35701            Kamran Saeed                                                $       450.00
            05/03/02                 35702            Waste Management                                            $       698.51
            05/03/02                 35703            Winstead Sechrest & Minick                                  $     7,163.65
            05/03/02                 35704            Pacific Bell                                                $        98.80
            05/10/02                 35705            ADP Investor Communications                                 $     1,393.60
            05/10/02                 35706            American Express Tax & Business Svcs                        $   115,072.37
            05/10/02                 35707            Copytec, Inc.                                               $     4,622.13
            05/10/02                 35708            Debra Dawn, ESQ                                             $     4,335.94
            05/10/02                 35709            Ernst & Young LLP                                           $    76,823.02
            05/10/02                 35710            Federal Express                                             $       606.86
            05/10/02                 35711            GE Capital                                                  $       575.72
            05/10/02                 35712            Judco Management, Inc.                                      $     8,625.00
            05/10/02                 35713            Klee, Tuchin, Bogdanoff & Stern                             $     3,172.50
            05/10/02                 35714            MCI Worldcom                                                $       116.20
            05/10/02                 35715            MDC-Mark II                                                 $    10,938.00
            05/10/02                 35716            Metlife                                                     $     3,255.92
            05/10/02                 35717            Nextel Communications                                       $       579.39
            05/10/02                 35718            Poorman-Douglas Corp.                                       $    16,290.11
            05/10/02                 35719            PriceWaterhouseCoopers LLP                                  $    46,287.39
            05/10/02                 35720            Royal Cup Coffee                                            $       102.25
            05/10/02                 35721            Kamran Saeed                                                $       450.00
            05/10/02                 35722            Pacific Bell                                                $        94.71
            05/10/02                 35723            San Diego Gas & Electric                                    $       289.27
            05/14/02                 35724            Debra Dawn, ESQ                                             $     3,140.23
            05/17/02                 35725            American Express Tax & Business Svcs                        $   101,698.78
            05/17/02                 35726            Cadwalder, Wickersham & Taft                                $   160,526.69
            05/17/02                 35727            Chatham Technologies                                        $    20,404.88
            05/17/02                 35728            Debra Dawn, ESQ                                             $     2,723.80
            05/17/02                 35729            Federal Express                                             $       156.81
            05/17/02                 35730            Katten Muchin Zavis Roseman                                 $   325,953.42
            05/17/02                 35731            Lanier Parking Systems                                      $       715.00
            05/17/02                 35732            MCI Worldcom                                                $     2,287.28

                            OPERATING REPORT Page 7              Page 1 of 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: May 31, 2002


         DATE DISBURSED          CHECK NUMBER                           DESCRIPTION                                   AMOUNT
         --------------          ------------                           -----------                                   ------
            05/17/02                 35733            Nextel Communications                                       $        669.29
            05/17/02                 35734            Kamran Saeed                                                $        450.00
            05/17/02                 35735            Salomon Smith Barney                                        $      1,860.97
            05/17/02                 35736            Carl Sonne                                                  $        100.61
            05/17/02                 35737            State Compensation Insurance Board                          $        198.72
            05/17/02                 35738            Mark Warner                                                 $      5,000.00
            05/17/02                 35739            Pacific Bell                                                $        338.26
            05/22/02                 35740            Indiana Secretary of State                                  $         30.00
            05/24/02                 35741            Vanguard Archives                                           $        641.48
            05/24/02                 35742            American Express Tax & Business Svcs                        $     59,509.40
            05/24/02                 35743            Apto Solutions                                              $      1,615.00
            05/24/02                 35744            Walter Burmeister                                           $        782.91
            05/24/02                 35745            CLS Security Electronics                                    $         77.85
            05/24/02                 35746            Continental Stock Trust & Transfer                          $        812.41
            05/24/02                 35747            Cornerstone Research                                        $     30,147.00
            05/24/02                 35748            Debra Dawn, ESQ                                             $      3,008.95
            05/24/02                 35749            Federal Express                                             $        498.50
            05/24/02                 35750            H. Peter Gant                                               $        336.83
            05/24/02                 35751            Stuart C. Gilson                                            $     82,899.39
            05/24/02                 35752            Global Legal Copy, LLC                                      $      3,175.73
            05/24/02                 35753            Ikon Office Solutions                                       $        480.75
            05/24/02                 35754            KPMG                                                        $      1,083.50
            05/24/02                 35755            MCI Worldcom                                                $        932.91
            05/24/02                 35756            MCI Worldcom                                                $        508.51
            05/24/02                 35757            Nowalsky Bronston & Gothard                                 $        827.35
            05/24/02                 35758            Kamran Saeed                                                $        450.00
            05/24/02                 35759            Velocity Express                                            $         65.99
            05/31/02                 35760            BellSouth                                                   $        470.37
            05/31/02                 35761            BellSouth                                                   $      2,234.95
            05/31/02                 35762            Coleman Technologies                                        $         50.00
            05/31/02                 35763            Debra Dawn, ESQ                                             $      4,671.30
            05/31/02                 35764            Federal Express                                             $        341.34
            05/31/02                 35765            Lamberth, Bonapfel, Cifelli & Stokes                        $     24,515.33
            05/31/02                 35766            McKenna Long & Aldridge                                     $    110,695.03
            05/31/02                 35767            MCI Worldcom                                                $      3,353.41
            05/31/02                 35768            Merrill Lynch Pierce Fenner Smith                           $      5,710.00
            05/31/02                 35769            Kamran Saeed                                                $        450.00
            05/31/02                 35770            United Healthcare                                           $      3,281.95
            05/31/02                 35771            Winstead Sechrest & Minick                                  $     34,160.81
            05/31/02                 35772            Pacific Bell                                                $        122.23
                                                                                                                  ---------------
                                                                                                            Total $  1,241,086.84

                            OPERATING REPORT Page 7              Page 2 of 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: May 31, 2002


         DATE DISBURSED                  CHECK NUMBER                     DESCRIPTION                                   AMOUNT
         --------------                  ------------                     -----------                                   ------

Less:  Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.
            05/03/02                         35700            North Atlanta Realty                                 $    29,137.76
            05/10/02                         35711            GE Capital                                           $       575.72

Facilicom
            05/10/02                         35712            Judco Management, Inc.                               $     8,625.00

World Access Telecommunication Group, Inc.
            05/03/02                         35703            Winstead Sechrest & Minick                           $     7,163.65
            05/24/02                         35741            Vanguard Archives                                    $       641.48
            05/31/02                         35771            Winstead Sechrest & Minick                           $    34,160.81

WorldxChange

                                                                                                                  ----------------
                                                                                          Total Affiliate Payments $    80,304.42

                                                                                                                  ----------------
                                                                                          Total WAXS Disbursements $ 1,160,782.42
                                                                                                                  ================



                            OPERATING REPORT Page 7              Page 3 of 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                         CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: May 31, 2002

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Payroll Account
Account Number:  03299944407

          DATE DISBURSED                   CHECK NUMBER                      DESCRIPTION                           AMOUNT
          --------------                   ------------                      -----------                           ------
             05/08/02                        Multiple           Payroll Checks                               $      42,299.63
             05/22/02                        Multiple           Payroll Checks                               $      38,918.37
                                                                                                            ------------------
                                                                                    Total WAXS Disbursements $      81,218.00
                                                                                                            ==================


                            OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: May 31, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 0751301149

DATE DISBURSED                          DESCRIPTION                                     AMOUNT
--------------                          -----------                                     ------
   05/08/02    ADP - Payroll Tax Withholdings                                        $ 20,487.39
   05/22/02    ADP - Payroll Tax Withholdings                                        $ 17,715.62
   05/31/02    ADP - Payroll Processing Fees                                         $    969.20
                                                                                    ------------
                                                          Total WAXS Disbursements   $ 39,172.21
                                                                                    ============



                            OPERATING REPORT Page 9

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENTS LISTING

                       For the Month Ending: May 31, 2002

Bank: Wells Fargo
Location: Minneapolis, MN
Account Name: Restricted Cash
Account Number: 699-3295970

DATE RECEIVED                        DESCRIPTION                               AMOUNT
-------------                        -----------                               ------
  05/31/02    Bank Fee                                                           $ 10.00
                                                                           -------------
                                                 Total WAXS Disbursements        $ 10.00
                                                                           =============



                            OPERATING REPORT Page 10

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                  For the Month Ending: May 31, 2002

STATEMENT OF INVENTORY
----------------------

     Beginning Inventory                        $       -
     Add: purchases                             $       -
     Less: goods sold                           $       -
                                               -------------
     Ending inventory                           $       -
                                               =============

PAYROLL INFORMATION STATEMENT
-----------------------------

     Gross payroll for this period              $ 119,574.95
     Payroll taxes due but unpaid               $       -


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                    Date regular           Amount of             Number of               Amount of
      Name of Creditor/Lessor      Payment is due       Regular payment     Payments Delinquent     Payments Delinquent
      -----------------------      --------------       ---------------     -------------------     -------------------

Xerox Corporation                      Monthly          $     1,247.84                    10             $ 12,478.40



                            OPERATING REPORT Page 11

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                       For the Month Ending: May 31, 2002

STATEMENT OF AGED RECEIVABLES
-----------------------------

ACCOUNTS RECEIVABLE                              3RD PARTY        INTERCOMPANY             TOTAL
                                                -------------------------------------------------------
      Beginning of month balance                 $       -       $ 12,582,053.15       $ 12,582,053.15
      Add: sales on account                      $       -       $          -          $          -
              expenses paid for affiliate        $       -       $     80,304.42       $     80,304.42
              cash advanced to affiliate         $       -       $          -          $          -
      Less: collections                          $       -       $          -          $          -
                                                -------------------------------------------------------
      End of month balance                       $       -       $ 12,662,357.57       $ 12,662,357.57
                                                =======================================================

0-30 Days                   31-60 Days          61-90 Days       Over 90 Days         End of Month Total
---------                   ----------          ----------       ------------         ------------------
$       -                   $        -           $       -       $          -          $          -


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)
---------------------------------------------
                                                            3RD PARTY             INTERCOMPANY               TOTAL
                                                        ----------------------------------------------------------------
      Beginning of month balance                         $  3,299,515.32        $ 18,193,291.20       $ 21,492,806.52
      Add: sales on account                              $  1,363,920.34        $          -          $  1,363,920.34
              Cash received on behalf of Affiliate       $          -           $     86,128.79       $     86,128.79
              Cash received from Affiliate               $          -           $          -          $          -
      Less: payments                                     $ (1,402,921.85)       $          -          $ (1,402,921.85)
                                                        ----------------------------------------------------------------
      End of month balance                               $  3,260,513.81        $ 18,279,419.99       $ 21,539,933.80
                                                        ================================================================

  0-30 Days                 31-60 Days                     61-90 Days            Over 90 Days         End of Month Total
  ---------                 ----------                     ----------            ------------         ------------------
$ 1,176,169.26                    $ 512,785.13           $    286,176.52        $  1,285,382.90       $  3,260,513.81



                            OPERATING REPORT Page 12

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                       For the Month Ending: May 31, 2002


                                TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

        1.   Federal income taxes                    Yes (X)                    No ( )

        2.   FICA withholdings                       Yes (X)                    No ( )

        3.   Employee's withholdings                 Yes (X)                    No ( )

        4.   Employer's FICA                         Yes (X)                    No ( )

        5.   Federal unemployment taxes              Yes (X)                    No ( )

        6.   State income tax                        Yes (X)                    No ( )

        7.   State employee withholdings             Yes (X)                    No ( )

        8.   All other state taxes                        See Note Below

    If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.



                            OPERATING REPORT Page 13

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                           -------------------------------------
                                           For the Debtor In Possession

                                           Henry C. Lyon
                                           Designated Officer



                            OPERATING REPORT Page 14

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                       For the Month Ending: June 30, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                             $  23,319,249.02

RECEIPTS:
      1. Receipts from Operations
      2. Other Receipts                                                       $      36,435.62
          Other receipts (Received on behalf of Affiliates)                   $           -
                                                                              ----------------

TOTAL RECEIPTS                                                                $      36,435.62

DISBURSEMENTS
      3. Net Payroll
          a. Officers                                                         $      37,397.75
          b. Others                                                           $      40,787.89
      4. Taxes
          a. Federal Income Taxes                                             $      21,289.65
          b. FICA Withholdings                                                $       4,132.47
          c. Employee's withholdings                                          $         307.88
          d. Employer's FICA                                                  $       4,132.48
          e. Federal Unemployment Taxes                                       $           1.07
          f. State Income Tax                                                 $       5,020.68
          g. State Employee withholdings                                      $         140.98
          h. All other state taxes                                            $           4.67

      5. Necessary Expenses
          a. Rent or mortgage payment(s)                                      $           -
          b. Utilities                                                        $       9,762.76
          c. Insurance                                                        $      10,541.33
          d. Merchandise bought for manufacture or sell                       $           -
          e. Other necessary expenses
              Professional and Bankruptcy Court Related Fees and Expenses     $     776,506.95
              Employee Expenses                                               $      13,077.54
              Office Supplies & Expenses                                      $      11,045.83
              Other                                                           $       9,041.47
                                                                              ----------------

TOTAL DISBURSEMENTS                                                           $     943,191.40
Add:  Disbursements made on behalf of Parent or Affiliates                    $      53,536.20
                                                                              ----------------
ADJUSTED TOTAL DISBURSEMENTS                                                  $     996,727.60

                                                                              ----------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                           $    (960,291.98)

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access Telecom Group                $      (6,764.33)
NET INTERCOMPANY SWEEPS/TRANSFERS - Facilicom International, L.L.C            $     (65,511.95)
NET INTERCOMPANY SWEEPS/TRANSFERS - WA Telecom Products Co., Inc.             $           -
NET INTERCOMPANY SWEEPS/TRANSFERS - WorldXchange                              $      (3,852.51)

                                                                              ----------------
NET INTERCOMPANY SWEEPS/TRANSFERS - CURRENT PERIOD                            $     (76,128.79)
                                                                              ----------------

ENDING BALANCE IN Bank of America - Master  03751046297                       $     356,507.40
ENDING BALANCE IN Bank of America - Disbursement  03299976144                 $      16,083.62
ENDING BALANCE IN Bank of America - Payroll  03299944407                      $      32,415.89
ENDING BALANCE IN Bank of America - Payroll Taxes  03751301149                $      29,476.83
ENDING BALANCE IN Bank of America - Money Market  851018                      $  15,354,779.83
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                     $   5,155,218.73
ENDING BALANCE IN Bank of America - Restricted Cash                           $   1,333,333.95
ENDING BALANCE IN Wells Fargo - Restricted Cash  699-3295970                  $          22.00
ENDING BALANCE IN Chase Manhattan Bank - FISC  719-1-362214                   $       4,990.00

                                                                              ----------------
ENDING BALANCE IN ALL ACCOUNTS                                                $  22,282,828.25
                                                                              ================



                             OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: June 30, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE RECEIVED                         DESCRIPTION                            AMOUNT
-------------                         -----------                            ------
  06/11/02    Gloria Mejorado                                            $       223.07
  06/11/02    Megan Hibbeler                                             $       223.07
                                                                        ---------------
                                                    Total WAXS Receipts  $       446.14
                                                                        ===============



                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: June 30, 2002

Bank: Wells Fargo
Location: Minneapolis, MN
Account Name: Restricted Cash
Account Number: 699-3295970

DATE RECEIVED                         DESCRIPTION                                  AMOUNT
-------------                         -----------                                  ------
  06/28/02       Interest Received                                              $       0.01
                                                                              --------------
                                                          Total WAXS Receipts   $       0.01
                                                                              ==============



                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: June 30, 2002

Bank: Bank of America (Nations Funds)
Location: Charlotte, NC
Account Name: Money Market
Account Number: 851018

DATE RECEIVED                                 DESCRIPTION                            AMOUNT
-------------                                 -----------                            ------
  06/03/02      Interest Received - Strat Cash Fund                               $  28,825.56
                                                                                 -------------
                                                             Total WAXS Receipts  $  28,825.56
                                                                                 =============



                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: June 30, 2002

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-19648

DATE RECEIVED                          DESCRIPTION                             AMOUNT
-------------                          -----------                             ------
  06/25/02     Interest Received                                             $  7,163.91
                                                                            ------------
                                                        Total WAXS Receipts  $  7,163.91
                                                                            ============



                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: June 30, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE DISBURSED                                     DESCRIPTION                                                  AMOUNT
--------------                                     -----------                                                  ------
   06/04/02                   Bank Fee                                                                    $       30.00
   06/04/02                   Facilicom (Xfer IDS Telecom Receipt)                                        $   12,000.00
   06/04/02                   Facilicom (Xfer Net One Telecommunications Receipt)                         $    1,700.00
   06/04/02                   Facilicom (Xfer Net One Telecommunications Receipt)                         $    1,700.00
   06/04/02                   Facilicom (Xfer Asset Sale Proceeds from Apto Solutions)                    $   15,650.00
   06/04/02                   Facilicom (Xfer Asset Sale Proceeds from Net-Telco)                         $      500.00
   06/04/02                   Facilicom (Xfer Capsule Communications Receipt)                             $   33,961.95
   06/04/02                   Primetec/WATG (Xfer Steel City Telecom Receipt)                             $    2,333.33
   06/04/02                   Primetec/WATG (Xfer New Global Telecom Receipt)                             $    4,431.00
   06/04/02                   WXC (Xfer State of Calif. - EE Development Refund)                          $       27.98
   06/04/02                   WXC (Xfer State of Texas Refund)                                            $    1,665.97
   06/04/02                   WXC (Xfer State of Florida Refund)                                          $    2,112.93
   06/04/02                   WXC (Xfer Bank of America Receipt)                                          $       45.63
   06/05/02                   Merrill Lynch                                                               $      153.94
   06/28/02                   Merrill Lynch                                                               $      153.94
                                                                                                          -------------
                                                                                Total WAXS Disbursements  $   76,466.67
                                                                                                          =============


Less: Disbursements made to or on behalf of Parent or Affiliates.

Facilicom
   6/4/02                    Facilicom (Xfer IDS Telecom Receipt)                                         $  12,000.00
   6/4/02                    Facilicom (Xfer Net One Telecommunications Receipt)                          $   1,700.00
   6/4/02                    Facilicom (Xfer Net One Telecommunications Receipt)                          $   1,700.00
   6/4/02                    Facilicom (Xfer Asset Sale Proceeds from Apto Solutions)                     $  15,650.00
   6/4/02                    Facilicom (Xfer Asset Sale Proceeds from Net-Telco)                          $     500.00
   6/4/02                    Facilicom (Xfer Capsule Communications Receipt)                              $  33,961.95

World Access Telecommunication Group, Inc.
   6/4/02                    Primetec/WATG (Xfer Steel City Telecom Receipt)                              $   2,333.33
   6/4/02                    Primetec/WATG (Xfer New Global Telecom Receipt)                              $   4,431.00

WorldxChange
   6/4/02                    WXC (Xfer State of Calif. - EE Development Refund)                           $      27.98
   6/4/02                    WXC (Xfer State of Texas Refund)                                             $   1,665.97
   6/4/02                    WXC (Xfer State of Florida Refund)                                           $   2,112.93
   6/4/02                    WXC (Xfer Bank of America Receipt)                                           $      45.63
                                                                                                          ------------
                                                                                Total Affiliate Payments  $  76,128.79

                                                                                                          ------------
                                                                                Total WAXS Disbursements  $     337.88
                                                                                                          ============



                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: June 30, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED     CHECK NUMBER                         DESCRIPTION                                            AMOUNT
--------------     ------------                         -----------                                            ------
   06/04/02           35773               Apollo Consulting                                                $    2,000.00
   06/04/02           35774               North Atlanta Realty Acquisition                                 $   29,137.76
   06/04/02           35777               U.S. Trustee                                                     $    7,500.00
   06/04/02           35777               U.S. Trustee                                                     $    1,000.00
   06/04/02           35777               U.S. Trustee                                                     $    4,500.00
   06/04/02           35777               U.S. Trustee                                                     $    3,750.00
   06/04/02           35777               U.S. Trustee                                                     $      750.00
   06/04/02           35778               U.S. Trustee                                                     $    7,500.00
   06/04/02           35778               U.S. Trustee                                                     $      500.00
   06/04/02           35778               U.S. Trustee                                                     $    1,500.00
   06/04/02           35778               U.S. Trustee                                                     $    1,250.00
   06/04/02           35778               U.S. Trustee                                                     $      500.00
   06/06/02           35779               American Express Tax & Business Svcs                             $   35,367.45
   06/06/02           35780               The Atlanta Journal Constitution                                 $      113.91
   06/06/02           35781               Bowne of Atlanta                                                 $    4,111.00
   06/06/02           35782               Virginia Cook                                                    $      241.75
   06/06/02           35783               Debra Dawn                                                       $      584.80
   06/06/02           35784               Ernst & Young LLP                                                $   82,568.99
   06/06/02           35785               Federal Express                                                  $      269.46
   06/06/02           35786               Lanier Parking                                                   $      715.00
   06/06/02           35787               MCI Worldcom                                                     $       37.42
   06/06/02           35788               Metlife                                                          $    3,093.72
   06/06/02           35789               Poorman-Douglas                                                  $    5,449.28
   06/06/02           35790               PriceWaterhouseCoopers LLP                                       $   59,370.80
   06/06/02           35791               Kamran Saeed                                                     $      450.00
   06/06/02           35792               Southern Office Systems                                          $      271.08
   06/06/02           35793               Verizon Select Services                                          $      130.00
   06/06/02           35794               Pacific Bell                                                     $       97.60
   06/12/02           35795               Debra Dawn                                                       $    8,032.66
   06/12/02           35796               Kamran Saeed                                                     $      450.00
   06/14/02           35797               American Express Tax & Business Svcs                             $   17,848.68
   06/14/02           35798               Federal Express                                                  $      497.86
   06/14/02           35800               MCI Worldcom                                                     $    2,284.40
   06/14/02           35801               Nextel Communications                                            $      500.91
   06/14/02           35802               Nextel Communications                                            $      650.42
   06/14/02           35803               State Compensation Insurance Fund                                $      295.61
   06/14/02           35804               Mark Warner                                                      $    5,000.00
   06/14/02           35805               Pacific Bell                                                     $      394.97
   06/14/02           35806               Judco Management                                                 $    8,625.00
   06/14/02           35807               Vanguard Archives                                                $      641.48
   06/21/02           35808               Tod Chmar                                                        $    2,441.09



                             OPERATING REPORT Page 7                 Page 1 of 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: June 30, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED     CHECK NUMBER                         DESCRIPTION                                            AMOUNT
--------------     ------------                         -----------                                            ------
   06/21/02           35809               Virginia Cook                                                    $      147.98
   06/21/02           35810               Copytec, Inc.                                                    $    5,664.60
   06/21/02           35811               Federal Express                                                  $      313.81
   06/21/02           35812               H. Peter Gant                                                    $    1,239.26
   06/21/02           35813               Global Legal Copy                                                $    3,799.87
   06/21/02           35814               Katten Muchin Zavis Roseman                                      $  404,499.69
   06/21/02           35815               Kirkland & Ellis                                                 $      682.90
   06/21/02           35816               Liticorp, Inc.                                                   $      305.90
   06/21/02           35817               MCI Worldcom                                                     $    1,000.95
   06/21/02           35818               Nowalsky, Bronston & Gothard                                     $    1,250.66
   06/21/02           35819               Kamran Saeed                                                     $      450.00
   06/21/02           35820               San Diego Gas & Electric                                         $      302.20
   06/21/02           35821               Kelley Drye & Warren                                             $   12,345.74
   06/21/02           35822               Vanguard Archives                                                $    1,381.96
   06/28/02           35823               American Express Tax & Business Svcs                             $   22,247.16
   06/28/02           35824               BellSouth                                                        $      470.37
   06/28/02           35825               Coleman Technologies                                             $       50.00
   06/28/02           35826               Continental Stock Trust & Transfer                               $      851.65
   06/28/02           35827               Debra Dawn                                                       $      390.00
   06/28/02           35828               Federal Express                                                  $    2,406.94
   06/28/02           35829               Gardner Carton & Douglas                                         $   56,951.25
   06/28/02           35830               Lamberth, Bonapfel Cifelli & Stokes                              $   12,807.28
   06/28/02           35831               Liberty Mutual                                                   $    7,152.00
   06/28/02           35832               McKenna Long & Aldridge                                          $   40,346.70
   06/28/02           35833               MCI Worldcom                                                     $      510.37
   06/28/02           35834               MCI Worldcom                                                     $       37.97
   06/28/02           35835               MCI Worldcom                                                     $    3,354.55
   06/28/02           35836               Philpot Relocation                                               $      726.95
   06/28/02           35837               Royal Cup Coffee                                                 $      127.72
   06/28/02           35838               Kamran Saeed                                                     $      450.00
   06/28/02           35839               Velocity Express                                                 $        9.05
   06/28/02           35840               Pacific Bell                                                     $      120.63
                                                                                                          --------------
                                                                                                    Total  $  882,819.21


Less: Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.
   06/04/02           35774               North Atlanta Realty Acquisition                                 $   29,137.76
   06/04/02           35777               U.S. Trustee                                                     $    1,000.00
   06/04/02           35778               U.S. Trustee                                                     $      500.00



                             OPERATING REPORT Page 7                 Page 2 of 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: June 30, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED     CHECK NUMBER                         DESCRIPTION                                            AMOUNT
--------------     ------------                         -----------                                            ------
Facilicom
   06/04/02           35777               U.S. Trustee                                                     $    3,750.00
   06/04/02           35778               U.S. Trustee                                                     $    1,250.00
   06/14/02           35806               Judco Management                                                 $    8,625.00

World Access Telecommunication Group, Inc.
   06/04/02           35777               U.S. Trustee                                                     $      750.00
   06/04/02           35778               U.S. Trustee                                                     $      500.00
   06/14/02           35807               Vanguard Archives                                                $      641.48
   06/21/02           35822               Vanguard Archives                                                $    1,381.96
WorldxChange
   06/04/02           35777               U.S. Trustee                                                     $    4,500.00
   06/04/02           35778               U.S. Trustee                                                     $    1,500.00


                                                                                                          --------------
                                                                                 Total Affiliate Payments  $   53,536.20

                                                                                                          --------------
                                                                                 Total WAXS Disbursements  $  829,283.01
                                                                                                          ==============



                             OPERATING REPORT Page 7                 Page 3 of 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: June 30, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 03299944407

DATE DISBURSED        CHECK NUMBER                          DESCRIPTION                       AMOUNT
--------------        ------------                          -----------                       ------
   06/04/02             Multiple                 Payroll Checks                            $  39,089.18
   06/19/02             Multiple                 Payroll Checks                            $  39,096.46
                                                                                          -------------
                                                                 Total WAXS Disbursements  $  78,185.64
                                                                                          =============



                             OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: June 30, 2002

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 0751301149

DATE DISBURSED                        DESCRIPTION                               AMOUNT
--------------                        -----------                               ------
   06/04/02    ADP - Payroll Tax Withholdings                               $  17,567.28
   06/19/02    ADP - Payroll Tax Withholdings                               $  17,154.72
   06/28/02    ADP - Payroll Processing Fees                                $     652.87
                                                                           -------------
                                                  Total WAXS Disbursements  $  35,374.87
                                                                           =============



                             OPERATING REPORT Page 9

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENTS LISTING

                       For the Month Ending: June 30, 2002

Bank: Wells Fargo
Location: Minneapolis, MN
Account Name: Restricted Cash
Account Number: 699-3295970

DATE RECEIVED                      DESCRIPTION                             AMOUNT
-------------                      -----------                             ------
  06/28/02      Bank Fee                                                 $    10.00
                                                                        -----------
                                               Total WAXS Disbursements  $    10.00
                                                                        ===========



                            OPERATING REPORT Page 10

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                       For the Month Ending: June 30, 2002

STATEMENT OF INVENTORY
----------------------

     Beginning Inventory                            $           -
     Add: purchases                                 $           -
     Less: goods sold                               $           -
                                                   -----------------
     Ending inventory                               $           -
                                                   =================

PAYROLL INFORMATION STATEMENT
-----------------------------

     Gross payroll for this period                  $     113,215.52
     Payroll taxes due but unpaid                   $           -


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                                 DATE REGULAR        AMOUNT OF            NUMBER OF              AMOUNT OF
         NAME OF CREDITOR/LESSOR                PAYMENT IS DUE    REGULAR PAYMENT    PAYMENTS DELINQUENT     PAYMENTS DELINQUENT
         -----------------------                --------------    ---------------    -------------------     -------------------

Xerox Corporation                                  Monthly        $      1,247.84                   10        $       12,478.40



                            OPERATING REPORT Page 11

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                       For the Month Ending: June 30, 2002

STATEMENT OF AGED RECEIVABLES
-----------------------------

ACCOUNTS RECEIVABLE                                                    3RD PARTY         INTERCOMPANY            TOTAL
                                                                     --------------------------------------------------------
    Beginning of month balance                                        $         -       $ 12,662,357.57      $ 12,662,357.57
    Add: sales on account                                             $         -       $          -         $          -
            expenses paid for affiliate                               $         -       $     53,536.20      $     53,536.20
            cash advanced to affiliate                                $         -       $          -         $          -
    Less: collections                                                 $         -       $          -         $          -
                                                                     --------------------------------------------------------
    End of month balance                                              $         -       $ 12,715,893.77      $ 12,715,893.77
                                                                     ========================================================

 0-30 Days                 31-60 Days                                  61-90 Days        Over 90 Days       End of Month Total
 ---------                 ----------                                  ----------        ------------       ------------------
$        -                 $        -                                 $         -       $          -         $          -


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)
---------------------------------------------
                                                                      3RD PARTY           INTERCOMPANY               TOTAL
                                                                     -----------------------------------------------------------
    Beginning of month balance                                        $ 3,260,513.81    $  18,279,419.99       $  21,539,933.80
    Add: sales on account                                             $ 1,938,762.23    $           -          $   1,938,762.23
            Cash received on behalf of Affiliate                      $         -       $           -          $           -
            Cash received from Affiliate                              $         -       $           -          $           -
    Less: payments                                                    $ (943,191.40)    $     (76,128.79)      $  (1,019,320.19)
                                                                     -----------------------------------------------------------
    End of month balance                                              $4,256,084.64        18,203,291.20       $  22,459,375.84
                                                                     ===========================================================

 0-30 Days                 31-60 Days                                   61-90 Days        Over 90 Days        End of Month Total
 ---------                 ----------                                   ----------        ------------        ------------------
$ 1,767,139.78             $ 404,600.31                               $  512,785.13     $   1,571,559.42       $   4,256,084.64



                            OPERATING REPORT Page 12

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                       For the Month Ending: June 30, 2002


                                TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

    1.    Federal income taxes              Yes (X)                    No ( )

    2.    FICA withholdings                 Yes (X)                    No ( )

    3.    Employee's withholdings           Yes (X)                    No ( )

    4.    Employer's FICA                   Yes (X)                    No ( )

    5.    Federal unemployment taxes        Yes (X)                    No ( )

    6.    State income tax                  Yes (X)                    No ( )

    7.    State employee withholdings       Yes (X)                    No ( )

    8.    All other state taxes                  See Note Below

    If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.



                            OPERATING REPORT Page 13

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                            ------------------------------------
                                            For the Debtor In Possession

                                            Henry C. Lyon
                                            Designated Officer



                            OPERATING REPORT Page 14